                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      21
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      30
                DIVIDEND REINVESTMENT PLAN      31
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33
              RESULTS OF SHAREHOLDER VOTES      34

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VIM
-----------------------------------------------------------------------
One-year total return based on market price(1)                5.45%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        10.09%
-----------------------------------------------------------------------
Distribution rate as a % of closing stock price(3)            6.08%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
stock price(4)                                                9.50%
-----------------------------------------------------------------------
Net asset value                                              $15.88
-----------------------------------------------------------------------
Closing stock price                                        $14.3125
-----------------------------------------------------------------------
One-year high common stock price (11/05/99)                $15.1875
-----------------------------------------------------------------------
One-year low common stock price (12/30/99)                 $13.5625
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           4.110%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.199%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market of conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  100%

                                    [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  100%
                                    [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0825
12/99                                                                           0.0825
1/00                                                                            0.0825
2/00                                                                            0.0825
3/00                                                                            0.0825
4/00                                                                            0.0825
5/00                                                                            0.0825
6/00                                                                            0.0800
7/00                                                                            0.0800
8/00                                                                            0.0800
9/00                                                                            0.0725
10/00                                                                           0.0725

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Airport                                                                    19.70                              20.30
Retail Electric/Gas/Telephone                                              13.10                              12.50
Transportation                                                              8.50                              10.20
General Purpose                                                             7.90                               7.50
Wholesale Electric                                                          7.40                               5.10

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      14.9000                            14.9000
                                                                          14.8500                            14.5000
                                                                          15.6700                            15.0000
                                                                          15.9900                            15.2500
12/92                                                                     15.9500                            14.8750
                                                                          17.0500                            16.1250
                                                                          17.6000                            16.2500
                                                                          18.2400                            17.0000
12/93                                                                     17.9800                            16.5000
                                                                          16.1500                            15.2500
                                                                          15.8700                            15.3750
                                                                          15.4400                            14.7500
12/94                                                                     14.8300                            13.2500
                                                                          16.0600                            15.1250
                                                                          16.2800                            15.7500
                                                                          16.4800                            15.7500
12/95                                                                     17.1400                            16.0000
                                                                          16.4000                            16.0000
                                                                          16.1800                            16.2500
                                                                          16.5200                            16.2500
12/96                                                                     16.5500                            16.2500
                                                                          16.1900                            16.0000
                                                                          16.6000                            16.6875
                                                                          17.0000                            17.1250
12/97                                                                     17.1600                            17.1875
                                                                          17.1200                            16.6250
                                                                          17.1100                            16.9375
                                                                          17.5600                            17.5625
12/98                                                                     17.1800                            17.5625
                                                                          17.0200                            17.3750
                                                                          16.2300                            16.3750
                                                                          15.7100                            15.1250
12/99                                                                     15.1300                            13.6675
                                                                          15.5300                            14.0000
                                                                          15.5500                            14.6250
                                                                          15.7300                            14.9375
10/00                                                                     15.8800                            14.3125

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR
INSURED MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE MARCH 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period. Its monthly dividend of $0.07250 per share translates to a distribution rate of 6.08 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.50 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 5.45 percent based on market price. This reflects a decrease in market price from $14.50 per share on October 31, 1999, to $14.3125 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted early in 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

    Another positive development was our decision to reduce the trust's holdings in housing issues and move these assets into other sectors, such as public building (increased to 6 percent of the portfolio's total assets) and water and sewer (increased to 5 percent). Specifically, we cut the trust's allocation in multi-family housing to just 4 percent of portfolio assets, down from 10 percent at the start of the period, and reduced single-family housing to 6 percent, down from 11 percent a year ago.

    While housing bonds often provide a good income opportunity, they have tended to lag behind during bullish market periods. In the interest-rate environment of the past year, we achieved a favorable impact on the trust's performance by making these moves.

    All told, a by-product of the trust's high-quality, insured portfolio was its performance during strong markets. The rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities remained fairly flat or declined. Although past performance is no guarantee of future results.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in June 2000 and in September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  100.1%
          ALABAMA  0.5%
$1,100    Jacksonville, AL Wts Ser A (AMBAC Insd)... 5.625%   09/01/30   $  1,098,328
                                                                         ------------

          ALASKA  0.5%
 2,000    North Slope Borough, AK Cap Apprec Ser B
          (MBIA Insd)...............................   *      06/30/11      1,154,180
                                                                         ------------

          ARIZONA  1.6%
 2,000    Mesa, AZ (FGIC Insd) (a).................. 5.000    07/01/19      1,909,900
 1,980    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg
          (FSA Insd)................................ 7.250    07/15/10      2,083,772
                                                                         ------------
                                                                            3,993,672
                                                                         ------------
          CALIFORNIA  4.0%
 2,000    California Edl Facs Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd).........   *      10/01/25        432,380
 2,500    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Pacific Gas & Elec Ser B (FSA
          Insd)..................................... 6.350    06/01/09      2,635,950
 1,000    Redlands, CA Redev Agy Tax Alloc Redev
          Proj Ser A Rfdg (MBIA Insd)............... 4.750    08/01/21        907,210
 1,000    Sacramento, CA Ctfs Partn Pub Fac Proj
          Rfdg (AMBAC Insd)......................... 4.750    10/01/27        888,580
 2,000    San Diego, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd).............................   *      07/01/17        806,380
 9,000    San Jose, CA Single Family Mtg Rev Ser A
          Cap Apprec (GEMIC Mtg Collateralized).....   *      04/01/16      3,925,530
 1,000    Santa -- Monica Malibu Uni Sch Dist CA Cap
          Apprec (FGIC Insd)........................   *      08/01/23        279,350
                                                                         ------------
                                                                            9,875,380
                                                                         ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          FLORIDA  3.6%
$2,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
          Rev FL Hlthcare........................... 5.950%   07/01/20   $  2,082,880
 1,000    Miami-Dade Cnty, FL Parks Pgm (FGIC
          Insd)..................................... 4.750    11/01/23        882,470
 1,000    Miami-Dade Cnty, FL Professional Sports
          Franchise Fac Tax Rfdg (MBIA Insd)........ 4.750    10/01/30        871,650
 2,000    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)..................................... 5.000    10/01/37      1,812,940
 1,045    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev Ser A (GNMA Collateralized)....... 6.200    10/01/16      1,061,041
 2,000    Pasco Cnty, FL Solid Waste Disp & Res
          Recovery Sys Rev (AMBAC Insd)............. 6.000    04/01/11      2,154,860
                                                                         ------------
                                                                            8,865,841
                                                                         ------------
          GEORGIA  1.4%
 1,860    George L Smith II GA Wrld Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (MBIA
          Insd)..................................... 6.000    07/01/10      2,009,209
 1,330    Jackson Cnty, GA Wtr & Swr Auth Wtr Rev
          Ser A (AMBAC Insd) (a).................... 5.750    09/01/17      1,384,982
                                                                         ------------
                                                                            3,394,191
                                                                         ------------
          HAWAII  3.5%
 1,450    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co & Subsidiaries (MBIA
          Insd)..................................... 6.550    12/01/22      1,501,649
 3,500    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser B (MBIA Insd)... 7.600    07/01/20      3,576,965
 2,000    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Proj Ser C (AMBAC
          Insd)..................................... 6.200    11/01/29      2,071,880
 1,250    Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co Ser D Rfdg (AMBAC
          Insd)..................................... 6.150    01/01/20      1,296,750
                                                                         ------------
                                                                            8,447,244
                                                                         ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          ILLINOIS  10.8%
$2,000    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).....................................   *      01/01/32   $    316,840
 1,000    Chicago, IL Brd Ed (FGIC Insd)............ 5.500%   12/01/31        973,810
 3,000    Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)...........................   *      12/01/26        652,530
 5,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).....................................   *      01/01/28      1,042,550
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).....................................   *      01/01/29        393,100
 2,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).....................................   *      01/01/30        369,980
 3,375    Chicago, IL Midway Arpt Rev Ser B (MBIA
          Insd)..................................... 5.000    01/01/35      2,998,890
 9,050    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd) (b)............. 6.750    01/01/18      9,377,158
 3,000    Chicago, IL Proj & Rfdg Ser C (FGIC
          Insd)..................................... 5.500    01/01/40      2,894,760
   755    Chicago, IL Residential Mtg Rev Cap Apprec
          Ser B Rfdg (MBIA Insd)....................   *      10/01/09        410,916
 1,000    Chicago, IL Skyway Toll Brdg Rev (AMBAC
          Insd)..................................... 5.500    01/01/31        973,370
 1,000    Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd)..................................... 5.000    11/15/28        899,990
 1,000    Illinois Edl Facs Auth Rev DePaul Univ
          (AMBAC Insd) (a).......................... 5.625    10/01/16      1,024,540
 1,000    Illinois Edl Facs Auth Rev Robert Morris
          College (MBIA Insd) (a)................... 5.800    06/01/30      1,006,110
 5,000    Saint Clair Cnty, IL Cap Apprec (FGIC
          Insd).....................................   *      10/01/21      1,451,950
 4,500    Will Cnty IL Sch Dist No 122 Cap Apprec
          Ser B (FSA Insd)..........................   *      11/01/19      1,543,995
                                                                         ------------
                                                                           26,330,489
                                                                         ------------
          INDIANA  1.1%
 2,750    Indianapolis, IN Loc Pub Impt Ser E (AMBAC
          Insd)..................................... 5.750    02/01/29      2,754,015
                                                                         ------------

          IOWA  2.0%
 3,060    De Moines, IA Aviation Sys Rev Ser A (FSA
          Insd)..................................... 5.125    07/01/28      2,812,293
 2,000    Iowa Fin Auth Private College Rev Drake
          Univ Proj Rfdg (MBIA Insd)................ 5.400    12/01/21      1,935,620
                                                                         ------------
                                                                            4,747,913
                                                                         ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          KANSAS  0.3%
$  630    Olathe Labette Cnty, KS Single Family Mtg
          Rev Coll Ser A-I Rfdg (GNMA
          Collateralized)........................... 8.100%   08/01/23   $    681,433
                                                                         ------------

          LOUISIANA  2.5%
 3,145    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)......................... 6.650    12/01/21      3,309,138
 1,000    Louisiana Hsg Fin Agy Mtg Rev Coll Mtg
          Malta Square Proj (GNMA Collateralized)... 6.450    09/01/27      1,038,220
    20    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)........... 6.600    01/01/04         20,749
   295    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)........... 6.700    01/01/05        306,242
   200    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)........... 6.800    01/01/06        207,698
   430    Louisiana Pub Fac Auth Rev Student Ln LA
          Opportunity Ln Ser A (FSA Insd)........... 6.850    01/01/09        446,026
 1,000    New Orleans, LA Rfdg (FGIC Insd).......... 4.750    12/01/26        862,430
                                                                         ------------
                                                                            6,190,503
                                                                         ------------
          MASSACHUSETTS  0.5%
 1,400    Massachusetts St Hsg Fin Agy Hsg Rev
          Single Family (FSA Insd).................. 4.800    06/01/17      1,315,972
                                                                         ------------

          MICHIGAN  13.7%
 2,480    Anchor Bay, MI Sch Dist Rfdg (FGIC
          Insd)..................................... 4.750    05/01/26      2,155,988
 1,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Projs A Rfdg
          (MBIA Insd)............................... 4.750    07/01/25        875,520
 5,510    Detroit, MI Econ Dev Corp Res Recovery Rev
          Ser A (FSA Insd) (b)...................... 6.875    05/01/09      5,672,049
 3,000    Michigan St Ctfs Partn (AMBAC Insd).......     *    06/01/22        873,360
 5,000    Michigan St Ctfs Partn (AMBAC Insd)....... 5.500    06/01/27      4,938,500
 1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig
          Rev Coll Detroit Edison Co Ser AA Rfdg
          (FGIC Insd)............................... 6.950    09/01/22      1,188,750
 3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll
          Detroit Edison Monroe Ser 1 (MBIA Insd)... 6.875    09/01/22      3,664,325
16,000    Wayne Charter Cnty, MI Arpt Rev Detroit
          Metro Wayne Cnty Ser A (MBIA Insd)........ 5.000    12/01/28     14,164,800
                                                                         ------------
                                                                           33,533,292
                                                                         ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          MISSISSIPPI  2.2%
$  915    Mississippi Home Corp Single Family Rev
          Mtg Access Pgm Ser C (GNMA
          Collateralized)........................... 8.125%   12/01/24   $    986,086
   930    Mississippi Home Corp Single Family Rev
          Mtg Access Pgm Ser D (GNMA
          Collateralized)........................... 8.100    12/01/24      1,004,502
   756    Mississippi Home Corp Single Family Rev
          Mtg Access Pgm Ser E (GNMA
          Collateralized)........................... 8.100    12/01/25        816,677
 2,500    Mississippi Hosp Equip & Fac Auth Rev Rush
          Med Fndtn Proj (Connie Lee Insd).......... 6.700    01/01/18      2,594,700
                                                                         ------------
                                                                            5,401,965
                                                                         ------------
          MISSOURI  0.9%
 1,000    Missouri St Hsg Dev Comm Multi-Family Hsg
          Brookstone Ser A (FSA Insd)............... 6.000    12/01/16      1,027,630
 1,095    Missouri St Hsg Dev Comm Multi-Family Hsg
          Truman Farm Ser A (FSA Insd).............. 5.750    10/01/11      1,104,636
                                                                         ------------
                                                                            2,132,266
                                                                         ------------
          NEBRASKA  1.5%
 1,305    Nebraska Invt Fin Auth Multi-Family Rev
          Hsg Cambury Hills Apts Pgm (FSA Insd)..... 5.700    10/01/12      1,306,736
 1,100    Nebraska Invt Fin Auth Multi-Family Rev
          Hsg Summit Club Apts Proj (FSA Insd)...... 5.700    10/01/12      1,101,463
 1,300    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized)(c)........................ 9.314    09/15/24      1,358,500
                                                                         ------------
                                                                            3,766,699
                                                                         ------------
          NEVADA  3.8%
 9,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd) (b)..................... 6.700    06/01/22      9,389,790
                                                                         ------------

          NEW MEXICO  2.1%
 1,900    Albuquerque, NM Arpt Rev Ser A (AMBAC
          Insd)..................................... 6.600    07/01/16      1,996,197
 2,070    New Mexico Edl Assistance Fndtn Student Ln
          Rev Ser A (AMBAC Insd).................... 6.850    04/01/05      2,158,989
   990    New Mexico Mtg Fin Auth Single Family Mtg
          Pgm A2 (GNMA Collateralized).............. 6.050    07/01/16        993,208
                                                                         ------------
                                                                            5,148,394
                                                                         ------------
          NEW YORK  6.6%
 3,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser A (FSA Insd).......................... 5.125    12/01/16      2,932,710

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$5,000    New York St Dorm Auth Rev Insd NY Univ Ser
          A (AMBAC Insd) (a)........................ 5.500%   07/01/11   $  5,230,750
 4,375    New York, NY City Mun Wtr Fin Auth Wtr &
          Swr Sys Rev Ser A (AMBAC Insd)............ 5.125    06/15/22      4,118,669
 1,000    New York, NY City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser A (FGIC Insd)............. 4.750    06/15/31        861,800
 3,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (MBIA Insd)...... 5.750    12/01/25      3,031,950
                                                                         ------------
                                                                           16,175,879
                                                                         ------------
          NORTH CAROLINA  0.8%
 2,225    New Hanover Cnty, NC Hosp Rev New Hanover
          Regl Med Cent Proj (AMBAC Insd)........... 4.750    10/01/23      1,950,413
                                                                         ------------

          OHIO  2.9%
 2,500    Cuyahoga Falls, OH Ser 1 (FGIC Insd)...... 5.250    12/01/17      2,479,025
 5,000    Hamilton Cnty, OH Sales Tax Hamilton Cnty
          Football Proj B (MBIA Insd)............... 5.000    12/01/27      4,572,400
                                                                         ------------
                                                                            7,051,425
                                                                         ------------
          OKLAHOMA  0.5%
 1,250    Tulsa, OK Arpt Impt Tr Gen Rev Ser A (FGIC
          Insd)..................................... 6.000    06/01/20      1,281,500
                                                                         ------------

          PENNSYLVANIA  7.6%
 7,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser A (FSA Insd)................ 6.800    01/01/10      7,791,225
 2,000    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser B (FSA Insd)................ 6.625    01/01/22      2,066,000
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)..................................... 5.625    08/15/26      2,013,600
 5,000    Pennsylvania St Third Ser (FGIC Insd)..... 5.000    12/01/18      4,718,350
 1,950    Sayre, PA Hlthcare Fac Auth Rev Hosp VHA
          PA/VHA East Fin Pgm B (AMBAC Insd)........ 6.375    07/01/22      2,000,251
                                                                         ------------
                                                                           18,589,426
                                                                         ------------
          RHODE ISLAND  0.7%
 1,500    Rhode Island Port Auth & Econ Dev Corp
          Arpt Rev Ser A (FSA Insd)................. 7.000    07/01/14      1,739,850
                                                                         ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          SOUTH CAROLINA  3.9%
$4,575    South Carolina St Port Auth Port Rev
          (AMBAC Insd).............................. 6.750%   07/01/21   $  4,738,602
 4,575    South Carolina St Port Auth Port Rev
          (Escrowed to Maturity) (AMBAC Insd)....... 6.750    07/01/21      4,738,602
                                                                         ------------
                                                                            9,477,204
                                                                         ------------
          SOUTH DAKOTA  0.4%
 1,000    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)...... 5.400    08/01/13      1,011,580
                                                                         ------------

          TEXAS  13.1%
 1,085    Brazos River Auth, TX Johnson Cnty Surface
          (AMBAC Insd).............................. 5.800    09/01/11      1,119,449
 5,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj A (AMBAC Insd)....... 6.750    04/01/22      5,208,050
 5,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj B (FGIC Insd)........ 6.625    06/01/22      5,210,900
 1,000    Brazos River Auth, TX Pollutn Ctl Rev Coll
          TX Util Elec Co Proj C (FGIC Insd)........ 6.700    10/01/22      1,048,000
 2,000    Brazos River Auth, TX Rev Houston Inds Inc
          Proj A (AMBAC Insd).......................     *    05/01/19      1,875,000
 2,305    Harris Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Cypress Ridge Apts (FSA Insd)..... 6.350    06/01/26      2,351,907
 2,000    Harris Cnty-Houston, TX Sports Auth Spl
          Rev Ser A (MBIA Insd)..................... 5.000    11/15/25      1,825,640
 4,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
          (FGIC Insd)............................... 6.750    07/01/21      4,122,560
 2,000    Matagorda Cnty, TX Nav Dist No 1 Rev Rfdg
          (AMBAC Insd).............................. 5.125    11/01/28      1,821,120
 1,800    Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
          Insd)..................................... 5.850    03/01/13      1,842,048
 3,285    Texas St Veterans Hsg Assistance (MBIA
          Insd)..................................... 6.800    12/01/23      3,424,711
 2,000    Tyler, TX Hlth Fac Dev Corp Hosp Rev
          Mother Frances Hosp of Tyler (FGIC
          Insd)..................................... 6.500    07/01/22      2,082,260
                                                                         ------------
                                                                           31,931,645
                                                                         ------------
          VIRGINIA  0.6%
 1,495    Harrisonburg, VA Redev & Hsg Auth Multi-
          Family Hsg Rev (FSA Insd)................. 6.200    04/01/17      1,525,319
                                                                         ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          WASHINGTON  3.8%
$2,235    Grant Cnty, WA Pub Util Dist No 002
          Wanapum Hydro Elec Rev Second Ser D (AMBAC
          Insd)..................................... 6.000%   01/01/13   $  2,332,982
 1,770    Grant Cnty, WA Pub Util Dist No 002
          Wanapum Hydro Elec Rev Second Ser D (AMBAC
          Insd)..................................... 6.250    01/01/17      1,846,889
 1,855    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd)..................................... 6.000    01/01/13      1,936,323
 1,460    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser D (AMBAC
          Insd)..................................... 6.250    01/01/17      1,523,422
 1,645    Port Seattle, WA Rev Ser D Rfdg (MBIA
          Insd)..................................... 5.500    02/01/10      1,689,843
                                                                         ------------
                                                                            9,329,459
                                                                         ------------
          GUAM  0.4%
 1,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)...... 5.250    10/01/34        964,840
                                                                         ------------

          PUERTO RICO  2.3%
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser Y (FSA Insd)...................... 6.250    07/01/21      5,622,200
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  100.1%
  (Cost $235,002,820).................................................    244,872,307

SHORT-TERM INVESTMENTS  2.0%
  (Cost $5,000,000)...................................................      5,000,000
                                                                         ------------
TOTAL INVESTMENTS  102.1%
  (Cost $240,002,820).................................................    249,872,307

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%).........................     (5,141,326)
                                                                         ------------

NET ASSETS  100.0%....................................................   $244,730,981
                                                                         ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

    These instruments are typically used by the Trust to enhance the yield of the portfolio. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

    AMBAC--AMBAC Indemnity Corporation
    Connie Lee--Connie Lee Insurance Company
    FGIC--Financial Guaranty Insurance Company
    FSA--Financial Security Assurance Inc.
    GEMIC--General Electric Mortgage Insurance Corporation
    GNMA--Government National Mortgage Association
    MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $240,002,820).......................  $249,872,307
Cash........................................................        61,917
Receivables:
  Interest..................................................     4,484,316
  Investments Sold..........................................     1,439,102
Other.......................................................         5,944
                                                              ------------
    Total Assets............................................   255,863,586
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,489,328
  Income Distributions--Preferred Shares....................       199,966
  Investment Advisory Fee...................................       129,657
  Administrative Fee........................................        43,219
  Affiliates................................................        22,421
Accrued Expenses............................................       126,282
Trustees' Deferred Compensation and Retirement Plans........       121,732
                                                              ------------
    Total Liabilities.......................................    11,132,605
                                                              ------------
NET ASSETS..................................................  $244,730,981
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares (Par value of $.01 per share, 100,000,000
  shares authorized, 3,600 issued with liquidation
  preference of $25,000 per share)..........................  $ 90,000,000
                                                              ------------
Common Shares (Par value of $.01 per share, with an
  unlimited number of shares authorized, 9,741,284 shares
  issued and outstanding)...................................        97,413
Paid in Surplus.............................................   143,720,258
Net Unrealized Appreciation.................................     9,869,487
Accumulated Net Realized Gain...............................       819,269
Accumulated Undistributed Net Investment Income.............       224,554
                                                              ------------
    Net Assets Applicable to Common Shares..................   154,730,981
                                                              ------------
NET ASSETS..................................................  $244,730,981
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($154,730,981 divided by
  9,741,284 shares outstanding).............................  $      15.88
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $14,687,101
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,443,578
Administrative Fee..........................................      481,192
Preferred Share Maintenance.................................      245,753
Trustees' Fees and Related Expenses.........................       24,458
Legal.......................................................       20,936
Custody.....................................................       20,617
Other.......................................................      189,717
                                                              -----------
    Total Expenses..........................................    2,426,251
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,260,850
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,252,498
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    6,163,973
  End of the Period.........................................    9,869,487
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,705,514
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,958,012
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,218,862
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 12,260,850        $ 12,339,707
Net Realized Gain/Loss..............................      2,252,498          (1,433,235)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      3,705,514         (16,739,217)
                                                       ------------        ------------
Change in Net Assets from Operations................     18,218,862          (5,832,745)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (9,375,389)         (9,631,079)
  Preferred Shares..................................     (3,666,172)         (2,675,166)
                                                       ------------        ------------
                                                        (13,041,561)        (12,306,245)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................            -0-          (1,590,029)
  Preferred Shares..................................            -0-            (502,115)
                                                       ------------        ------------
                                                                -0-          (2,092,144)
                                                       ------------        ------------
Total Distributions.................................    (13,041,561)        (14,398,389)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      5,177,301         (20,231,134)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................            -0-             670,625
                                                       ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............      5,177,301         (19,560,509)
NET ASSETS:
Beginning of the Period.............................    239,553,680         259,114,189
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $224,554
  and $1,005,069, respectively).....................   $244,730,981        $239,553,680
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                ------------------------------------
                                                  2000      1999      1998     1997
                                                ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)..    $15.35    $17.43   $17.01   $16.69
                                                --------   -------   ------   ------
  Net Investment Income.......................      1.26      1.27     1.28     1.30
  Net Realized and Unrealized Gain/Loss.......       .61     (1.87)     .59      .58
                                                --------   -------   ------   ------
Total from Investment Operations..............      1.87      (.60)    1.87     1.88
                                                --------   -------   ------   ------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...............       .96       .99     1.00     1.05
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........       .38       .28      .31      .29
  Distributions from Net Realized Gain:
    Paid to Common Shareholders...............       -0-       .16      .11      .16
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........       -0-       .05      .03      .06
                                                --------   -------   ------   ------
Total Distributions...........................      1.34      1.48     1.45     1.56
                                                --------   -------   ------   ------
NET ASSET VALUE, END OF THE PERIOD............    $15.88    $15.35   $17.43   $17.01
                                                ========   =======   ======   ======

Market Price Per Share at End of the Period...  $14.3125    $14.50   $17.75   $17.25
Total Investment Return at Market Price (b)...     5.45%   -12.42%    9.77%   15.04%
Total Return at Net Asset Value (c)...........    10.09%    -5.64%    9.27%    9.58%
Net Assets at End of the Period (In
  millions)...................................    $244.7    $239.6   $259.1   $254.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**...............     1.61%     1.56%    1.56%    1.57%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......     5.72%     5.97%    5.65%    6.05%
Portfolio Turnover............................       41%       53%      66%      36%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.................     1.01%     1.00%    1.01%    1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                           JANUARY 24, 1992
                                            (COMMENCEMENT
YEAR ENDED OCTOBER 31,                      OF INVESTMENT
----------------------------------------    OPERATIONS) TO
      1996      1995     1994      1993    OCTOBER 31, 1992
-----------------------------------------------------------
     $ 16.69   $14.88    $18.21   $15.28        $14.74
     -------   ------   -------   ------        ------
        1.32     1.34      1.35     1.36           .92
         .06     1.88     (3.15)    2.95           .34
     -------   ------   -------   ------        ------
        1.38     3.22     (1.80)    4.31          1.26
     -------   ------   -------   ------        ------
        1.05     1.05      1.05      .97           .52
         .33      .36       .30      .29           .20
         -0-      -0-       .15      .09           -0-
         -0-      -0-       .03      .03           -0-
     -------   ------   -------   ------        ------
        1.38     1.41      1.53     1.38           .72
     -------   ------   -------   ------        ------
     $ 16.69   $16.69    $14.88   $18.21        $15.28
     =======   ======   =======   ======        ======

     $16.125   $15.75    $13.50   $17.25        $14.50
       9.19%   24.96%   -15.57%   26.98%          .09%*
       6.53%   19.80%   -12.20%   26.75%         5.33%*
     $ 251.0   $250.6    $233.2   $265.2        $237.0
       1.60%    1.63%     1.57%    1.54%         1.51%
       5.99%    6.16%     6.33%    6.29%         6.08%
         35%      28%       26%      38%           90%*
       1.02%    1.03%     1.01%     .99%         1.01%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2000, for federal income tax purposes, the cost of long- and short-term investments is $240,002,820; the aggregate gross unrealized appreciation is $10,385,632 and the aggregate gross unrealized depreciation is $516,145, resulting in net unrealized appreciation on long- and short-term investments of $9,869,487.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $196 were reclassified to capital from accumulated undistributed net investment income.

F. INSURANCE EXPENSE The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $6,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $34,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2000 and October 31, 1999, paid in surplus related to common shares aggregated $143,720,258 and $143,720,454, respectively. Transactions in common shares were as follows:

                                                      YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 2000    OCTOBER 31, 1999
Beginning Shares.................................     9,741,284           9,701,930
Shares Issued Through Dividend Reinvestment......          -0 -              39,354
                                                      ---------           ---------
Ending Shares....................................     9,741,284           9,741,284
                                                      =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $101,852,179 and $117,687,598, respectively.

5. PREFERRED SHARES

The Trust has outstanding 3,600 Auction Preferred Shares ("APS") in two series of 1,800 shares each. Dividends are cumulative and the dividend rate is generally reset every 28 days for both series through an auction process. The dividend rate for Series A is currently reset every 28 days. However, effective with the auction on

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

October 6, 1999, the dividend period for Series B was extended through February 2, 2000. Following this extended dividend period, the Fund reverted to its normal 28 day reset period. The average rate in effect on October 31, 2000 was 4.1545%. During the year ended October 31, 2000, the rates ranged from 3.3750% to 4.3900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Van Kampen Trust for
Insured Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Insured Municipals as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date.

    In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date.

    If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR
INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 99.8% of the income distribution as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer...........................................      2,653                -0-

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen........................................  8,619,838            137,706

The other trustees whose terms did not expire in 2000 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

2) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 8,635,538 common shares, 2,653 preferred shares voted in favor of the proposal, 27,117 shares voted against and 94,888 shares abstained.